SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

June 5, 2012
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Date of Report (date of earliest event reported)

ALL-AMERICAN SPORTPARK, INC.
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Exact name of Registrant as Specified in its Charter

Nevada	0-024970	88-0203976
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State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

6730 South Las Vegas Boulevard, Las Vegas, NV 89119
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Address of Principal Executive Offices, Including Zip Code

(702) 798-7777
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On June 5, 2012, the Board of Directors of All-American SportPark, Inc. (the "Company") elected John Boreta to serve as a Director of the Company to fill a vacancy on the Board of Directors created as a result of the Board's determination to increase the number of directors from four to five members.

     John Boreta has been employed as the general manager of All American Golf Center, a majority owned subsidiary of the Company, since 1997. From 1984 to 1995, Mr. Boreta owned and operated a night club in California. He is 51 years old.

     Mr. Boreta is the brother of Ronald Boreta, the Company's President, and the son of Vaso Boreta, the Company's Chairman of the Board.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL-AMERICAN SPORTPARK, INC.

Date: June 11, 2012	By:	/s/ Ronald S. Boreta
Ronald S. Boreta, President

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